PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,3,5]
Phyllis O. Bonanno [1,4,5]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,4],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Robert E. Sullivan	Executive Vice President
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Brian S. Hook	Assistant Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/08)	$29.52
Net Asset Value (9/30/08)	$35.07
Discount:	15.8%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PeteRes

Distributions in 2008

From Investment Income	$0.30
From Net Realized Gains	0.09

Total	$0.39

2008 Dividend Payment Dates

March 1, 2008

June 1, 2008

September 1, 2008

December 27, 2008*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of Petroleum & Resources Corporation (the Corporation) for the nine months ended September 30, 2008. Also provided are a schedule of investments and other financial information.

Net assets of the Corporation at September 30, 2008 were $35.07 per share on 22,497,869 shares outstanding, compared with $42.99 per share at December 31, 2007 on 22,768,250 shares outstanding. On March 1, 2008, a distribution of $0.13 per share was paid, consisting of $0.05 from 2007 long-term capital gain, $0.04 from 2007 short-term capital gain, $0.03 from 2007 investment income, and $0.01 from 2008 investment income, all taxable in 2008. A 2008 investment income dividend of $0.13 per share was paid on June 1, 2008 and September 1, 2008.

Net investment income for the nine months ended September 30, 2008 amounted to $7,104,615, compared with $7,119,918 for the same nine month period in 2007. These earnings are equal to $0.31 and $0.33 per share in each period.

Net capital gain realized on investments for the nine months ended September 30, 2008 amounted to $56,097,639, or $2.49 per share.

For the nine months ended September 30, 2008, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was (17.6)%. The total return on the market value of the Corporation’s shares for the period was (22.9)%. These compare to a (18.1)% change in the Dow Jones Oil and Gas Index and a (19.3)% total return for the Standard & Poor’s 500 Composite Stock Index over the same time period.

For the twelve months ended September 30, 2008, the Corporation’s total return on net asset value was (13.7)% and on market value was (18.4)%. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were (14.8)% and (22.0)%, respectively.

Despite the impact on the portfolio of the fall in the prices of oil and natural gas and the turmoil in financial markets, the Fund has been able to outperform its benchmarks over both the nine month and the twelve month periods on a net asset value basis. The oil price decline was due largely to reduced demand for petroleum products around the world with no reduction in supplies. A strengthening dollar relative to other currencies and speculative activity also had an impact. Natural gas prices have declined due primarily to increased supplies domestically, resulting in a high level of storage going into the fall and winter.

While the spike in the oil price to $147 per barrel was probably not warranted, the drop in the value of energy company stocks seems excessive. We believe the industry is in much better condition than the stock prices would indicate. We are most likely in an economic recession at this point, as is a good part of the world. This will continue to dampen the demand for energy and other resources and may put further short term pressure on commodity prices. Over the longer term, it is our strong belief that energy and other natural resources companies will perform well relative to the rest of the world economy.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

Effective September 11, 2008, the Board of Directors elected Brian S. Hook to the position of Assistant Treasurer. Mr. Hook was formerly a vice president at T. Rowe Price Associates and a senior manager in its Investment Treasury Group.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 3, 2008

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

(unaudited)

Assets
Investments* at value:
Common stocks (cost $410,134,785)	$783,078,927
Short-term investments (cost $7,934,036)	7,934,036
Securities lending collateral (cost $49,020,899)	49,020,899	$840,033,862
Cash		246,138
Dividends and interest receivable		602,421
Prepaid expenses and other assets		531,756
Total Assets		841,414,177
Liabilities
Open written option contracts at value (proceeds $40,900)		2,000
Obligations to return securities lending collateral		49,020,899
Accrued expenses		3,485,076
Total Liabilities		52,507,975
Net Assets		$788,906,202
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 22,497,869 shares (includes 32,402 restricted shares, 4,000 restricted stock units, and 2,793 deferred stock units) (Note 6)		$22,498
Additional capital surplus		362,391,789
Accumulated other comprehensive income (Note 5)		(2,138,570)
Undistributed net investment income		(344,742)
Undistributed net realized gain on investments		55,992,185
Unrealized appreciation on investments		372,983,042
Net Assets Applicable to Common Stock		$788,906,202
Net Asset Value Per Share of Common Stock		$35.07

* See Schedule of Investments on page 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2008

(unaudited)

Investment Income
Income:
Dividends	$9,820,309
Interest and other income	872,529
Total income	10,692,838
Expenses:
Investment research	1,332,402
Administration and operations	966,172
Directors’ fees	302,427
Travel, training and other office expenses	196,660
Reports and stockholder communications	176,385
Transfer agent, registrar and custodian	117,868
Investment data services	100,027
Occupancy	97,429
Auditing and accounting services	83,552
Insurance	75,056
Legal services	29,629
Other	110,616
Total expenses	3,588,223
Net Investment Income	7,104,615
Change in Accumulated Other Comprehensive Income (Note 5)	(81,678)
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	55,639,742
Net realized gain on written option contracts	457,897
Change in unrealized appreciation on investments	(233,918,248)
Net Loss on Investments	(177,820,609)
Change in Net Assets Resulting from Operations	$(170,797,672)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2008	Year Ended December 31, 2007
	(unaudited)
From Operations:
Net investment income	$7,104,615	$10,070,758
Net realized gain on investments	56,097,639	82,692,239
Change in unrealized appreciation on investments	(233,918,248)	144,503,271
Change in accumulated other comprehensive income (Note 5)	(81,678)	(89,917)
Change in net assets resulting from operations	(170,797,672)	237,176,351
Distributions to Stockholders from:
Net investment income	(6,774,175)	(10,678,823)
Net realized gain from investment transactions	(2,047,321)	(82,870,511)
Decrease in net assets from distributions	(8,821,496)	(93,549,334)
From Capital Share Transactions:
Value of shares issued in payment of distributions	5,927	41,992,828
Cost of shares purchased (Note 4)	(10,839,709)	(19,224,514)
Deferred compensation (Notes 4 and 6)	439,323	477,259
Change in net assets from capital share transactions	(10,394,459)	23,245,573
Total Change in Net Assets	(190,013,627)	166,872,590

Net Assets:
Beginning of period	978,919,829	812,047,239
End of period (including undistributed net investment income of $(344,742) and $0, respectively)	$788,906,202	$978,919,829

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted asked price.

The Corporation adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Corporation would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at September 30, 2008 are classified as follows:

	Investment in securities		Written options
Level 1	$783,078,927		$2,000
Level 2	56,954,935	*	—
Level 3	—		—
Total	$840,033,862		$2,000

*	Consists of short-term investments and securities lending collateral.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at September 30, 2008 was $467,059,897 and net unrealized appreciation aggregated $372,973,965, of which the related gross unrealized appreciation and depreciation were $399,448,533 and $26,474,568, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2008 were $137,157,708 and $117,698,435, respectively. Options may be written (sold) or purchased by the Corporation. When the Corporation

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

writes an option, an amount equal to the premium received by the Corporation is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from unexercised put/call options are treated as realized gains from investments, premiums received from exercised put options reduce the cost basis of the securities purchased, and premiums received from exercised call options are added to the proceeds from the sale of the underlying security in determining whether there is a realized gain or loss. The Corporation as writer of an option bears the risks of possible illiquidity of the option markets and the unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid for the option. A schedule of outstanding option contracts as of September 30, 2008 can be found on page 12.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2008 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2007	725	$87,378	650	$69,304
Options written	3,708	540,366	900	110,049
Options terminated in closing purchase transactions	(1,000)	(89,444)	(750)	(89,944)
Options expired	(2,633)	(410,235)	(800)	(89,409)
Options exercised	(600)	(87,165)	—	—
Options outstanding, September 30, 2008	200	$40,900	—	$—

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Corporation issued 1,109,759 shares of its Common Stock at a price of $37.825 per share (the average market price on December 10, 2007) to stockholders of record on November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 446 shares were issued at a weighted average price of $36.09 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2008, the Corporation has issued 296 shares of its Common Stock at a weighted average price of $37.37 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2008 and 2007 were as follows:

	Shares		Amount
	Nine months ended September 30, 2008	Year ended December 31, 2007	Nine months ended September 30, 2008	Year ended December 31, 2007
Shares issued in payment of dividends	296	1,110,205	$5,927	$41,992,828
Shares purchased (at a weighted average discount from net asset value of 12.2% and 9.9%, respectively)	(285,000)	(538,375)	(10,839,709)	(19,224,514)
Net activity under the Equity-Based Compensation Plans	14,323	15,553	439,323	477,259
Net change	(270,381)	587,383	$(10,394,459)	$23,245,573

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2008, the Corporation contributed $23,406 to the plans and expects to contribute up to $500,000 to the plans during the remainder of 2008.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following table aggregates the components of the plans’ net periodic pension cost.

	Nine months ended September 30, 2008	Year ended December 31, 2007
Service Cost	$209,639	$348,352
Interest Cost	262,252	374,693
Expected return on plan assets	(210,835)	(368,752)
Amortization of prior service cost	26,928	37,717
Amortization of net loss	173,933	226,165
Net periodic pension cost	$461,917	$618,175

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2008, the Corporation expensed contributions of $89,209. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate ten years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of September 30, 2008, and changes during the nine month period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2007	49,681	$11.53	3.68
Exercised	(17,341)	10.05	—
Outstanding at September 30, 2008	32,340	$12.20	3.59
Exercisable at September 30, 2008	6,787	$10.20	3.91

The options outstanding as of September 30, 2008 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$7.75-$10.49	10,370	$9.14	4.25
$10.50-$13.24	9,508	12.31	3.25
$13.25-$16.00	12,462	14.66	3.30
Outstanding at September 30, 2008	32,340	$12.20	3.59

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the nine months ended September 30, 2008 was $(143,899).

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at September 30, 2008 is 816,475 shares.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of September 30, 2008, and changes during the nine month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2007	30,162	$32.99
Granted:
Restricted stock	9,220	37.50
Restricted stock units	4,000	36.85
Deferred stock units	555	39.62
Vested	(4,742)	32.54
Forfeited	—	—
Balance at September 30, 2008 (includes 31,934 performance-based awards and 7,261 nonperformance-based awards)	39,195	$34.59

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended September 30, 2008 were $287,692. The total compensation costs for restricted stock units granted to non-employee directors for the period ended September 30, 2008 were $117,460. As of September 30, 2008, there were total unrecognized compensation costs of $499,943, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.59 years. The total fair value of shares vested during the nine month period ended September 30, 2008 was $180,233.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the nine months ended September 30, 2008 to officers and directors amounted to $2,217,362, of which $248,107 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in an investment trust fund that may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2008, the Corporation had securities on loan of $51,290,735 and held cash collateral of $49,020,899; additional collateral was delivered the next business day in accordance with the procedure described above. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9.    NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Application of the standard is not expected to materially impact the Corporation’s financial statements and related disclosures.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)
	September 30, 2008	September 30, 2007		Year Ended December 31
				2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period	$42.99	$36.61		$36.61	$35.24	$28.16	$24.06	$20.98

Net investment income	0.31	0.33		0.46	0.47	0.53*	0.41	0.38

Net realized gains and increase (decrease) in unrealized appreciation	(7.91)	8.67		10.37	4.91	8.29	5.05	3.89

Change in accumulated other comprehensive income (note 5)	0.00	0.00		0.00	(0.09)	—	—	—

Total from investment operations	(7.60)	9.00		10.83	5.29	8.82	5.46	4.27

Less distributions

Dividends from net investment income	(0.30)	(0.29)		(0.49)	(0.47)	(0.56)	(0.44)	(0.38)

Distributions from net realized gains	(0.09)	(0.10)		(3.82)	(3.33)	(1.22)	(0.88)	(0.81)

Total distributions	(0.39)	(0.39)		(4.31)	(3.80)	(1.78)	(1.32)	(1.19)

Capital share repurchases	0.07	0.08		0.10	0.15	0.10	0.01	0.02

Reinvestment of distributions	0.00	0.00		(0.24)	(0.27)	(0.06)	(0.05)	(0.02)

Total capital share transactions	0.07	0.08		(0.14)	(0.12)	0.04	(0.04)	0.00

Net asset value, end of period	$35.07	$45.30		$42.99	$36.61	$35.24	$28.16	$24.06

Market price, end of period	$29.52	$40.34		$38.66	$33.46	$32.34	$25.78	$23.74

Total Investment Return

Based on market price	(22.9)%	21.9%		28.9%	15.3%	32.3%	14.4%	30.8%

Based on net asset value	(17.6)%	25.1%		31.0%	15.7%	32.0%	23.3%	21.2%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$788,906	$984,228		$978,920	$812,047	$761,914	$618,887	$522,941

Ratio of expenses to average net assets	0.49%†	0.57%	†	0.54%	0.60%	0.59%	0.56%	0.74%

Ratio of net investment income to average net assets	0.98%†	1.07%	†	1.12%	1.22%	1.61%	1.58%	1.75%

Portfolio turnover	16.45%†	7.91%	†	7.36%	9.95%	10.15%	13.44%	10.20%

Number of shares outstanding at end of period (in 000’s)	22,498	21,727		22,768	22,181	21,621	21,980	21,737

*	In 2005, the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.
† Ratios	presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2008

(unaudited)

	Shares	Value (A)
Common Stocks — 99.3%

Energy — 92.9%
Integrated — 39.0%
Chevron Corp.	915,000	$75,469,200
ConocoPhillips	556,891	40,792,266
Exxon Mobil Corp.	1,245,000	96,686,700
Hess Corp.	195,000	16,005,600
Marathon Oil Co.	240,000	9,568,800
Murphy Oil Corp.	266,500	17,093,310
Royal Dutch Shell plc ADR	265,000	15,637,650
Suncor Energy	300,000	12,642,000
Total S.A. ADR	390,000	23,665,200

		307,560,726

Exploration & Production — 17.1%
Apache Corp.	200,000	20,856,000
Devon Energy Corp.	250,000	22,800,000
EOG Resources, Inc. (B)	200,000	17,892,000
Forest Oil Corp (C)	69,477	3,446,059
Noble Energy, Inc.	340,000	18,900,600
Occidental Petroleum Corp.	400,000	28,180,000
XTO Energy Inc.	487,500	22,678,500

		134,753,159

Services — 25.8%
Baker Hughes, Inc.	205,000	12,410,700
Complete Production Services, Inc. (C)(D)	400,500	8,062,065
Halliburton Co.	700,000	22,673,000
Hercules Offshore, Inc. (C)(D)	588,300	8,918,628
Nabors Industries Ltd. (C)(D)	520,000	12,958,400
National Oilwell Varco, Inc. (C)	138,538	6,958,764
Noble Corp. (D)	600,000	26,340,000
Schlumberger Ltd.	700,000	54,663,000
Transocean Inc. (C)	237,953	26,136,758
Weatherford International, Ltd. (C)	987,120	24,816,197

		203,937,512

Utilities — 11.0%
Energen Corp.	300,000	13,584,000
Equitable Resources Inc.	398,800	14,627,984
MDU Resources Group, Inc. (D)	375,000	10,875,000
National Fuel Gas Co. (D)	200,000	8,436,000
New Jersey Resources Corp. (B)(D)	300,000	10,767,000
Northeast Utilities	200,000	5,130,000
Questar Corp.	240,000	9,820,800
Spectra Energy Corp. (D)	108,812	2,589,726
Williams Companies, Inc.	450,000	10,642,500

		86,473,010

	Shares/ Prin. Amt.	Value (A)

Basic Industries — 6.4%
Basic Materials & Other — 6.4%
Air Products and Chemicals, Inc.	115,000	$7,876,350
CONSOL Energy Inc.	200,000	9,178,000
du Pont (E.I.) de Nemours and Co. (B)	157,500	6,347,250
International Coal Group, Inc. (C)(D)	3,000,000	18,720,000
Massey Energy Co.	230,808	8,232,920

		50,354,520

Total Common Stocks (Cost $410,134,785)		783,078,927

Short-Term Investments — 1.0%

Time Deposit — 0.0%
Citibank, 3.47%, due 10/1/08		236,732

Commercial Paper — 1.0%
General Electric Capital Corp., 2.20%, due 10/2/08	$1,500,000	1,499,908
Prudential Funding, LLC, 2.10%, due 10/9/08	$3,100,000	3,098,553
Toyota Motor Credit Corp., 2.24%, due 10/7/08	$3,100,000	3,098,843

		7,697,304

Total Short-Term Investments (Cost $7,934,036)	7,934,036

Total Securities Lending Collateral — 6.2% (Cost $49,020,899)
Brown Brothers Investment Trust, 2.32% (E)	49,020,899

Total Investments — 106.5% (Cost $467,089,720)	840,033,862
Cash, receivables, prepaid expenses and other assets, less liabilities — (6.5)%	(51,127,660)

Net Assets — 100%	$788,906,202

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ.
(B)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $505,070.
(C)	Presently non-dividend paying.
(D)	A portion of shares held are on loan. See note 8 to financial statements.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

PORTFOLIO SUMMARY

September 30, 2008

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$96,686,700	12.3%
Chevron Corp.	75,469,200	9.6
Schlumberger Ltd.	54,663,000	6.9
ConocoPhillips	40,792,266	5.2
Occidental Petroleum Corp.	28,180,000	3.5
Noble Corp.	26,340,000	3.3
Transocean Inc.	26,136,758	3.3
Weatherford International, Ltd.	24,816,197	3.2
Total S.A. ADR	23,665,200	3.0
Devon Energy Corp.	22,800,000	2.9

Total	$419,549,321	53.2%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2008

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
100	du Pont (E.I.) de Nemours and Co.	$ 55	Oct	08	$1,000
100	EOG Resources, Inc.	170	Oct	08	1,000

200					$2,000

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2008

(unaudited)

	Shares
	Additions	Reductions	Held September 30, 2008
CONSOL Energy Inc.	200,000		200,000
Forest Oil Corp.	32,477		69,477
Halliburton Co.	100,000		700,000
Murphy Oil Corp.	50,000		266,500
Suncor Energy	20,000		300,000
Devon Energy Corp.		60,000	250,000
Energen Corp.		50,000	300,000
Equitable Resources Inc.		41,200	398,800
Hercules Offshore, Inc.		11,700	588,300
Lubrizol Corp.		135,000	—
Questar Corp.		60,000	240,000
Rohm & Haas Co.		130,000	—

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1998	$474,821,118	20,762,063	$22.87	$20.42	$.52	$1.01	$1.53	6.48%
1999	565,075,001	21,471,270	26.32	21.50	.48	1.07	1.55	7.00
2000	688,172,867	21,053,644	32.69	27.31	.39	1.35	1.74	6.99
2001	526,491,798	21,147,563	24.90	23.46	.43	1.07	1.50	5.61
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.11
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.84
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.40
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.90
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.26
2007	978,919,829	22,768,250	42.99	38.66	.49	3.82	4.31	11.61
Sept. 30, 2008	788,906,202	22,497,869	35.07	29.52	.30	.09	.39	—

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports — All Other SEC Filings.”

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.